FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ---------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                           James Monroe Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

               Virginia                             54-1941875
      (State of incorporation or           (IRS Employer Identification
             organization)                           Number)

                          3033 Wilson Boulevard
                        Arlington, Virginia 22201
                (Address of principal executive offices)

If   this   Form   relates   to  the        If   this   Form   relates   to  the
registration    of   a   class    of        registration  of a class  securities
securities pursuant to Section 12(b)        pursuant  to  Section  12(g)  of the
of the Exchange Act and is effective        Exchange   Act   and  is   effective
pursuant   to  General   Instruction        pursuant to General  Instruction |_|
A.(c),  please  check the  following        A.(d),  please  check the  following
box. [ ]                                    box. [X]


Securities  Act  registration  statement file number to which this form relates:

__________________________________
         (If applicable)


        Securities to be registered pursuant to Section 12(b) of the Act.


     Title of Each Class                         Name of each exchange on which
     to be so Registered                         each class is to be registered
     -------------------                         ------------------------------

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act.

                          Common Stock, $1.00 par value
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

The description of the registrant's common stock, $1.00 par value contained in the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-38098) under the caption "Description of the Capital Stock", is incorporated by reference herein and made a part hereof.

Item 2.  Exhibits.

1. Articles of Incorporation of James Monroe Bancorp, Inc.- Incorporated by reference to Exhibit No. 3(a) to the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-38098).

2. Bylaws of James Monroe Bancorp, Inc.- Incorporated by reference to Exhibit No. 3(b) to the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-38098).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized.

Dated: April 27, 2001

                                        JAMES MONROE BANCORP, INC.



                                        By:  /s/ John R. Maxwell
                                            ------------------------------------
                                             John R. Maxwell, President